MassMutual Artistry

Supplement dated September 30, 2003 to the

Prospectus dated May 1, 2003

(If your contract was issued in New York, the term “Contract” in this supplement should be read as “Certificate.”)

The prospectus is changed as follows:

1. On page 19, under the subheading “The Fixed Account,” the last two sentences of the last paragraph are replaced with the following:

We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

2. On page 29, the following is inserted below the heading “Death Benefit Amount During the Accumulation Phase”:

Effective October 1, 2003, we are revising the method used to calculate the death benefit when a withdrawal has been taken from the contract.

This change only applies to you if:

•	We issued your contract on or after October 1, 2003; and
•	When we issued your contract, this new calculation was approved in the state where your contract was issued.

When calculating a death benefit amount, we reflect a contract withdrawal as a deduction. Using our new methodology, we will treat a withdrawal as a percentage of contract value withdrawn. We will use the percentage of contract value withdrawn to lower the death benefit by the same proportion. In order to properly reflect this new methodology, we have replaced the phrase “your purchase payments, less any withdrawals” with the phrase “your purchase payments, adjusted for withdrawals.” This phrase appears in item (1) below.